ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
Preliminary allocations of the purchase price to acquired assets, including goodwill and intangible assets, are presented in the table below:

Allocation as of December 31, 2021
Cash consideration	$4,000,000
Equity consideration	3,000,000
Contingent consideration	1,711,000
Total purchase price consideration	$8,711,000
Assets and liabilities assumed:
Accounts receivable	$78,980
Other current assets	186,162
Fixed assets	385,243
Intangible assets (1)	1,350,000
Goodwill	7,443,569
Total acquired assets	9,443,954
Accounts payable	(585,702)
Other current liabilities	(147,252)
Total allocation of purchase price consideration	$8,711,000
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(1)The fair value of the identifiable intangible assets includes $800,000 for customer relationships and $550,000 for trademarks and technology. The fair values of these intangible assets acquired were determined using various valuation methods under income approach, including the (i) multiple-period excess earnings method (ii) relief-from-royalty method and (iii) cost replacement method, respectively.

Schedule of Business Acquisition, Pro Forma Information
The following unaudited pro forma financial information presents the combined result of operations as if the acquisition of MaxDelivery had occurred on January 1, 2020. These unaudited pro forma results do not necessarily reflect the actual results of operations that would have been achieved had the acquisition occurred on that date, nor are they necessarily indicative of future results of operations.

	December 31,
	2021	2020
Pro forma net revenue	$189,283,099	$202,341,157
Pro forma net loss	$(69,103,687)	$(34,429,058)